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                               SECURITY AGREEMENT
                (Consumer Goods, Equipment and Farm Products)

THE STATE OF TEXAS   )
                     )     KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS     )

            That American NET Claims, Inc. whose address is C/O John C. Willems, Registered Agent, 10440 North Central Expressway, Suite 1400, Dallas, Dallas County, Texas 75231, hereinafter called "Debtor" (whether one or more, hereby GRANTS to American Medical Finance, Inc. whose address is 12801 N. Central Expressway, Suite 1515, Dallas, Dallas County, Texas 75243, hereinafter called "Secured Party" (whether one or more), a security interest in the following described personal property now located and situated at: 12801 N. Central Expressway, Suite 1515, Dallas, Dallas County, Texas 75243, Texas, together with all additions and accessions thereto (in the event such property be livestock, then together with the increase, if any, therefrom), and proceeds thereof (the inclusion of such proceeds does not authorize Debtor to sell, dispose of or otherwise use the Collateral in any manner not authorized by this agreement), all hereinafter called the "Collateral", to-wit:

      All of the internet software, licenses, intellectual property rights, internet technology and technology rights of that business owned by American NET Claims, Inc. primarily located at 12801 N. Central Expressway, Suite 1515, Dallas, Dallas County, Texas 75243, but wherever located, including but not limited to all additions, accessions and the proceeds therefrom, which Collateral is of the following classification(s):

[x]   Consumer Goods               [ ]   Equipment (Farm Use)

[ ]   Equipment (Business Use)     [ ]   Farm Products

and which Collateral is to be wholly or partly affixed to real estate or other goods, a description of which real estate or other goods is as follows: (if not to be so affixed, insert the word "None"): NONE

            This security interest is to secure the payment of an indebtedness owing by Debtor to Secured Party and evidenced by that one certain promissory note, dated of even date herewith, in the original principal sum of three million seven hundred forty thousand dollars ($3,740,000), executed by Debtor, payable to the order of Secured Party as follows: As therein provided, and bearing interest as therein stipulated, providing for acceleration of maturity and for attorney's fees; and to secure all renewals and extensions of all or any part of said indebtedness hereby secured.

            Debtor warrants, covenants, represents and agrees as follows:


SECURITY AGREEMENT (Consumer Goods, Equipment and Farm Products)          Page 1
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            (1) That Debtor is the full owner of said Collateral and has authority to grant this security interest therein; that no Financing Statement is on file covering the Collateral or its proceeds; and except for the security interest granted hereby, there is no lien or encumbrance in or on the Collateral, unless otherwise expressly stated herein.

            (2) That Debtor's residence is the address shown at the beginning hereof, and Debtor will immediately notify Secured Party in writing of any change of such residence.

            (3) That the Collateral will not be sold, transferred, rented, leased, pledged, made subject to a security agreement, or removed from its present location above named without the written consent of Secured Party and that the Collateral will not be misused or abused, wasted or allowed to deteriorate, except for ordinary wear and tear from its intended use. The Collateral shall remain in Debtor's possession or control at all times at Debtor's risk of loss.

            (4) That the Collateral will be used primarily for the classification of use above stated, and for no other use without the written consent of Secured Party. The Collateral will not be affixed to any real estate or other goods so as to become a fixture on real estate or accession to other goods, unless such real estate or other goods be described herein above; if said Collateral is to be so affixed, Debtor will upon demand of Secured Party furnish written consent or consents to the security interest hereby created or disclaimer or disclaimers signed by all persons having an interest in the real estate or other goods.

            (5) That Debtor will sign and execute, upon request of Secured Party, any Financing Statement or other document or procure any documents and pay all connected costs, necessary to protect the security interest granted hereby against the rights or interests of third persons.

            (6) That Debtor will protect the title and possession of the Collateral and will pay promptly, when due and before becoming delinquent, all taxes and assessments now existing or hereafter levied or assessed against said Collateral or any part thereof, and will keep said Collateral insured, if insurable, to the extent of the original amount of the indebtedness hereby secured or to the full insurable value of said Collateral, whichever is the lesser, against loss or damage by fire, windstorm and theft and any other hazard or hazards as may be reasonably required from time to time by Secured Party, in such form and with such insurance company or companies as may be approved by Secured Party and will deliver to Secured Party the policies of such insurance, having attached thereto such mortgage indemnity clause as Secured Party shall direct, and will deliver renewals of such policies to Secured Party at least ten
(10) days before any such insurance policies expire; any sums which may become due under any such policy, or policies, may be applied by Secured Party, at his option, to reduce said indebtedness, whether due or not, or Secured Party may permit Debtor to use said sums to repair or replace all Collateral damages or destroyed and covered by such insurance.


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            In the event Debtor shall fail to keep said Collateral in good repair and condition, or to pay promptly when due all taxes and assessments, as aforesaid, or to preserve the prior security interest hereby granted in said Collateral, or to keep said Collateral insured, as aforesaid, or to deliver the policy or policies of insurance or the renewal thereof to Secured Party, as aforesaid, then Secured Party may, at his option, but without being required to do so, make such repairs, pay such taxes and assessments, remove any prior liens or security interests and prosecute or defend any suits in relation to the prior security interest of this agreement in said Collateral, or insure and keep insured said Collateral in an amount not to exceed that above stipulated; that any sum which may be so paid out by Secured Party and all sums paid for insurance premiums, as aforesaid, including the costs, expenses and attorney's fees paid in any suit affecting said Collateral when necessary to protect the security interest hereof shall bear interest from the dates of such payments at the highest rate stated in said note or notes and shall be paid by Debtor to Secured Party upon demand, at the same place at which said note or notes are payable and shall be part of the indebtedness hereby secured and recoverable as such in all respects.

            Debtor shall be in default under this Security Agreement upon the happening of any of the following events or conditions (herein called an "Event of Default"):

            (1) Debtor's failure to pay when due, or declared due, the indebtedness hereby secured, or any installment thereof, principal or interest;

            (2) Debtor's default in the punctual performance of any of the obligations, covenants, terms or provisions contained herein or in the note or notes hereby secured;

            (3) If any warranty, covenant or representation made herein by Debtor proves to have been false in any material respect when so made;

            (4) Debtor's dissolution, termination of existence, insolvency or business failure, or Debtor making an assignment for the benefit of creditors or the commission of an act of bankruptcy, or the institution of voluntary or involuntary bankruptcy proceedings, or the taking over of the Collateral or any part thereof by a Receiver for Debtor or the placing of same in the custody of any court or an officer or appointee thereof;

            (5) Loss, theft, substantial damage, destruction, sale, abandonment or encumbrance of or to the Collateral or any part thereof.

            Upon the occurrence of an Event of Default, and at any time thereafter, Secured Party may elect, Debtor hereby expressly waiving notice, demand and presentment, to declare the entire indebtedness hereby secured immediately due and payable.

            In the event of default in the payment of said indebtedness when due or declared due, Secured Party, without waiving any rights and remedies of a Secured Party under the


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Uniform Commercial Code of Texas, shall have the right to require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both Parties, and the right to take immediate possession of any and all of the Collateral and for the purpose shall have the right to enter upon the premises where said Collateral may be located and remove the same or may leave the same where it is then located, and sell the Collateral or such part thereof as Secured Party may elect (without exhausting the power to sell the remainder or any part thereof at Public Sale as herein provided or at Public or Private Sale as provided in the Uniform Commercial Code of Texas) at Public Sale to the highest bidder for cash at the Courthouse door of the County herein above stated where the Collateral is now located, after having first given notice of the time, place and terms of such Public Sale by posting a written or printed notice (which notice shall also show the then location of the Collateral to be sold) of said sale at the Courthouse door of said County, at least ten days before the day of sale and after sending reasonable notice to Debtor and to such other person or persons legally entitled thereto under the Uniform Commercial Code of Texas, of the time and place of the Public Sale; the Collateral to be sold may be sold as an entirety or in such parcels as Secured Party may elect and it shall not be necessary for Secured Party to have actual possession of the Collateral or to have it present when the sale is made, but full and perfect title shall pass wheresoever said Collateral may then be, and Secured Party thus selling said Collateral shall deliver to the purchaser thereof a Bill of Sale or Transfer therefor, binding Debtor to warrant and forever defend the title to such Collateral, and out of the proceeds of the sale pay the reasonable expenses of retaking, holding, preparing for sale, selling and the like, reasonable attorney's fees and legal expenses so incurred by Secured Party, and the balance remaining shall thereupon be applied toward the payment of the amount then owing on the indebtedness hereby secured, including principal, interest and attorney's fees as provided herein and in said Note, rendering the balance, if any, and surplus, if any, to the person or persons legally entitled thereto under the Uniform Commercial Code of Texas, but if there be any deficiency, Debtor shall remain liable therefor. Secured Party shall have the right to purchase at such Public Sale, being the highest bidder. The recitals in the Bill of sale or Transfer to the purchaser at such sale shall be prima fade evidence of the truth of the matters therein stated and all prerequisites to said sale required hereunder and under the Uniform Commercial Code of Texas shall be presumed to have been performed.

            Secured Party, in addition to the rights and remedies provided for in the preceding paragraph, shall have all the rights and remedies of a Secured Party under the Uniform Commercial Code of Texas and Secured Party shall be entitled to avail himself of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of said indebtedness and the enforcement of the covenants herein and the foreclosure of the security interest created hereby and the resort to any remedy provided hereunder or provided by the Uniform Commercial Code of Texas, or by any other law of Texas, shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

            The requirement of reasonable notice to Debtor of the time and place of any Public Sale of the Collateral or of the time after which any Private Sale, or any other intended


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disposition thereof is to be made, shall be met if such notice is mailed, postage prepaid, to Debtor at the address of Debtor designated at the beginning of this Security Agreement, at least five days before the date of any Public Sale or at least five days before the time after which any Private Sale or other disposition is to be made.

            Secured Party may remedy any default, without waiving same, or may waive any default without waiving any prior or subsequent default.

            The security interest herein granted shall not be affected by nor affect any other security taken for the indebtedness hereby secured, or any part thereof; and any extensions may be made of the indebtedness and this security interest and any releases may be executed of the Collateral, or any part thereof, herein conveyed without affecting the priority of this security interest or the validity thereof with reference to any third person, and the holder of said indebtedness shall not be limited by any election of remedies if he chooses to foreclose this. security interest by suit. The right to sell under the terms hereof shall also exist cumulative with said suit; and one method so resorted to shall not bar the other, but both may be exercised at the same or different times, nor shall one be a defense to the other

            The pronouns used in this agreement are in the masculine gender but shall be construed as feminine or neuter as occasion may require. "Secured Party" and "Debtor" as used in this agreement include, shall bind and shall inure to the benefit of the respective heirs, executors or administrators, successors, representatives, receivers, trustees or assigns of such parties. If there be more than one Debtor, their obligations shall be joint and several.

            The law governing this secured transaction shall be the Uniform Commercial Code of Texas and other applicable laws of the State of Texas. All terms used herein which are defined in the Uniform Commercial Code of Texas shall have the same meaning herein as in said Code.

            The security interest granted herein is a purchase money security interest.

            EXECUTED on July 31, 1996.

Secured Party:                              Debtor:

American Medical Finance, Inc.              American Net Claims, Inc.


/s/ C. Kelly Campbell                       /s/ Bo W. Lycke
-----------------------------------         -----------------------------------
C. Kelly Campbell, Vice President           Bo W. Lycke, President


SECURITY AGREEMENT (Consumer Goods, Equipment and Farm Products)          Page 5